UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 10, 2005
OM GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-12515
(Commission File Number)
52-1736882
(I.R.S. Employer Identification Number)
127 Public Square
1500 Key Tower
Cleveland, Ohio 44114-1221
(Address of principal executive offices)
(Zip code)
(216) 781-0083
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
☐	CFR 240.14d-2(b)) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
☐	CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(d) On November 10, 2005, OM Group, Inc. (the “Company”) issued a press release regarding the election of Steven J. Demetriou to the Company’s Board of Directors. The Board of Directors is evaluating board committee assignments for Mr. Demetriou and expects to appoint him to one or more committees in the coming months. A copy of the press release is furnished as Exhibit 99 to this Form 8-K and is incorporated into this Item 5.02(d) by reference.
Item 9.01 Financial Statements and Exhibits.
(c)   Exhibits

99	Press Release of OM Group, Inc., dated November 10, 2005, “Steven J. Demetriou Joins Board Of OM Group.”
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc.

(Registrant)

Date: November 14, 2005	/s/ Valerie Gentile Sachs

Name: Valerie Gentile Sachs
Title: Vice President, General Counsel and Secretary